                                                                   EXHIBIT 99.5

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Berthel Growth & Income Trust I (the "Company") on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ronald O. Brendengen, Chief Financial Officer of Berthel Fisher & Company Planning, Inc., the Trust Advisor of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Company's Report fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


November 11, 2002                       /s/ Ronald O. Brendengen
                                        Chief Financial Officer
                                        Berthel Fisher & Company Leasing, Inc.
                                        Trust Advisor
                                        Berthel Growth & Income Trust I

                                       20